EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-QSB of Global Entertainment Holdings/Equities, Inc. (the "Company") for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Clinton H. Snyder, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:


         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ CLINTON H. SNYDER
Dated: August 22, 2005                         ---------------------------------
                                               Clinton H. Snyder
                                               Chief Financial Officer